        AGREEMENT dated this 1st day of March 1996, by and between Jennifer Convertibles, Inc. and Jennifer Purchasing Corp. and their wholly-owned subsidiaries (The "Public Company"), Jara Enterprises, Inc. and its wholly-owned subsidiaries ("Jara"), Southeastern Florida Holding Corp., ("SFHC"), and Jennifer Cutler Ridge, Inc., GSB Bensonhurst, Inc., Great South Bay Branford, Inc., Jennifer Clarkstown, Inc., Jennifer Convertibles Annapolis, Inc., GSB Park Slope, Inc., Rudzin 149th St. Furniture, Inc., Rudzin Elmhurst Furniture, Inc., Jennifer Short Hills LIC., Inc., (collectively the "Managed Stores").

        a) WHEREAS, from time to time, the Public Company, for itself and on behalf of Jennifer Chicago LP, LP III, LP IV, LP V, and LP VI, has become and may become indebted to Jara for warehousing services including fabric protection, freight, and other services and matters;

        b) WHEREAS, from time to time, SFHC has become and may become indebted to Jara for warehousing services including fabric protection, freight, and other services and matters;

        c) WHEREAS, from time to time, Jara has become and may become indebted to the Public Company for purchases, advertising, and other services and matters;

        d) WHEREAS, from time to time, the Managed Stores have become and may become indebted to the Public Company for purchases and royalties; and

        e) WHEREAS, the Public Company and Jara have decided to off-set, on a monthly basis, commencing September 1, 1995, the amounts of their respective indebtedness to each other, the amounts due and owing by The Managed Stores to the Public Company, and the indebtedness of SFCH to Jara, all under Whereas clauses (a), (b), (c), and (d) above, except that such off-set will not be applied in connection with any royalties owing to the Public Company by the Managed Stores, prior to September 1, 1995.








        NOW, IT IS HEREBY AGREED as follows:

        1. On a monthly basis, commencing September 1, 1995, any indebtedness of the Public Company to Jara and the indebtedness of SFHC to Jara will be off-set by any indebtedness of Jara to the Public Company and any amounts due and owing from The Managed Stores to the Public Company, all in accordance with the terms of the whereas clauses (a), (b), (c), (d), and (e) above.

        2. This agreement is without prejudice to the rights of the Public Company, SFHC, the Managed Stores, and Jara to contest all sums owing among each other.

        3. An executed, faxed copy of this agreement will constitute an original for all purposes.

        4. This agreement shall be construed in accordance with the laws of the State of New York.


JENNIFER CONVERTIBLES, INC. and                   JARA ENTERPRISES, INC.
JENNIFER PURCHASING CORP.,                        and its wholly-owned
                                                  subsidiary

/s/ Harley Greenfield                             /s/ Fred Love
----------------------------                      ---------------------------
BY: HARLEY GREENFIELD, PRES.                      BY FRED LOVE, PRES.


JENNIFER CUTLER RIDGE, INC.                       GSB BENSONHURST,INC.

/s/ Rami Abada                                    /s/ Ronald Rudzin
--------------------------------                  -----------------------------
BY: RAMI ABADA, PRES.                             BY: RONALD RUDZIN, PRES.


GREAT SOUTH BAY BRANFORD, INC.                    JENNIFER CLARKSTOWN, INC.

/s/ Ronald Rudzin                                 /s/ Ronald Rudzin
----------------------------------                ------------------------------
BY: RONALD RUDZIN, PRES.                          BY: RONALD RUDZIN, PRES.


ANNAPOLIS-JENNIFER                                GSB PARK SLOPE, INC.

/s/ Rami Abada                                    /s/ Ronald Rudzin
-----------------------------------               -----------------------------
BY: RAMI ABADA, PRES.                             BY: RONALD RUDZIN, PRES.


RUDZIN 149TH ST. FURNITURE, INC.                  RUDZIN ELMHURST FURNITURE,INC.

/s/ Sanford Rudzin                                /s/ Sanford Rudzin
------------------------------------              ------------------------------
BY: SANFORD RUDZIN, PRES.                         BY: SANFORD RUDZIN, PRES.


JENNIFER SHORT HILLS LIC., INC.                   SOUTHEASTERN FLORIDA HOLDING
                                                  CORP.

/s/ Rami Abada                                    /s/ Rami Abada
------------------------------------              ------------------------------
BY: RAMI ABADA, PRES.                             BY: RAMI ABADA, PRES.